Exhibit 99.1

 February 2024  Offering Near-term Leverage to Lithium Prices  A growing lithium producer

 Forward Looking Statements  This presentation contains forward-looking statements within the meaning of or as described in securities legislation in the United States and Australia, including statements regarding exploration, development, construction and production activities of Sayona Mining, Atlantic Lithium and Piedmont Lithium; current plans for Piedmont’s mineral and chemical processing projects; Piedmont’s potential acquisition of an ownership interest in Ewoyaa; and strategy.  Such forward-looking statements involve substantial and known and unknown risks, uncertainties and other risk factors, many of which are beyond our control, and which may cause actual timing of events, results, performance or achievements expressed or implied by the forward-looking statements. Such risk factors include, among others: (i) that Piedmont, Sayona Mining or Atlantic Lithium may be unable to commercially extract mineral deposits, (ii) that Piedmont’s, Sayona Mining’s or Atlantic Lithium’s properties may not contain expected reserves, (iii) risks and hazards inherent in the mining business (including risks inherent in exploring, developing, constructing and operating mining projects, environmental hazards, industrial accidents, weather or geologically related conditions), (iv) uncertainty about Piedmont’s ability to obtain required capital to execute its business plan, (v) Piedmont’s ability to hire and retain required personnel, (vi) changes in the market prices of lithium and lithium products, (vii) changes in technology or the development of substitute products, (viii) the uncertainties inherent in exploratory, developmental and production activities, including risks relating to permitting, zoning and regulatory delays related to Piedmont’s projects as well as the projects of our partners in Quebec and Ghana, (ix) uncertainties inherent in the estimation of lithium resources, (x) risks related to competition, (xi) risks related to the information, data and projections related to Sayona Mining or Atlantic Lithium, (xii) occurrences and outcomes of claims, litigation and regulatory actions, investigations and proceedings, (xiii) risks regarding our ability to achieve profitability, enter into and deliver product under supply agreements on favorable terms, our ability to obtain sufficient financing to develop and construct our projects, our ability to comply with governmental regulations and our ability to obtain necessary permits, and (xiv) other uncertainties and risk factors set out in filings made from time to time with the U.S. Securities and Exchange Commission (“SEC”) and the Australian Securities Exchange, including Piedmont’s most recent filings with the SEC. The forward-looking statements, projections and estimates are given only as of the date of this presentation and actual events, results, performance and achievements could vary significantly from the forward-looking statements, projections and estimates presented in this presentation. Readers are cautioned not to put undue reliance on forward-looking statements. Piedmont disclaims any intent or obligation to update publicly such forward-looking statements, projections and estimates, whether as a result of new information, future events or otherwise. Additionally, Piedmont, except as required by applicable law, undertakes no obligation to comment on analyses, expectations or statements made by third parties in respect of Piedmont, its financial or operating results or its securities.  Qualified Persons Statement  We have reported mineral reserves, which were prepared in accordance with Regulation S-K Item 1300 (as promulgated by the SEC, “S-K 1300”) and the 2012 Edition of the Australasian Code for Reporting of Exploration Results, Mineral Resources and Ore Reserves (the “JORC Code”) (as required by the ASX), in connection with our exploration and evaluation activities. As of December 31, 2022, we reported 18.3 million metric tons of probable mineral reserves at a grade of 1.10% Li2O. We issued our first mineral resource estimate pursuant to S-K 1300 and the JORC Code on October 21, 2021 and have not finalized any subsequent estimates. The proven and probable reserve figures presented herein are estimates based on information available at the time of calculation.  The mineral resource figures presented herein are estimates based on information available at the time of calculation and do not include that portion of our mineral resources that been converted to proven and probable reserves as shown above, as they are reported exclusive of mineral reserves. We have reported mineral resources, prepared in accordance with S-K 1300, as part of our exploration and evaluation activities. As of December 31, 2022, we have reported 25.89 million metric tons of mineral resources, exclusive of mineral reserves, at a grade of 1.06% Li2O.   An initial Technical Report Summary with respect to our estimated mineral reserves was filed as an exhibit to our Transition Report for the six-month period ending December 31, 2021. An Amended Technical Report Summary, dated April 20, 2023 (the “Amended TRS”), was filed as Exhibit 96.3 to our most recent Form 10-K/A to include certain information as required by S-K 1300. Key assumptions and parameters relating to our estimates of mineral reserves and resources are discussed in Sections 1.9 and 1.10 of the Amended TRS. We intend to publish reserves annually and recalculate reserves if any new significant changes are expected, taking into account metal prices, changes to estimates of future production and costs, divestments and depletion, as well as any acquisitions and additions.   As required by ASX Listing Rules, Piedmont confirms that: a) it is not aware of any new information or data that materially affects the information included in our most recent form 10-K/A ; b) all material assumptions and technical parameters underpinning mineral reserves, mineral resources, production targets, and related forecast financial information derived from production targets included in our form 10-K/A continue to apply and have not materially changed; and c) the form and context in which the relevant Qualified Persons’ findings are presented in this report have not been materially modified from the Amended TRS.  Disclaimers

 Disclaimers  Cautionary Note to United States Investors Concerning Estimates of Measured, Indicated and Inferred Mineral Resources   Standards for Assessing Mineral Reserves and Resources  As a U.S. public company listed in the United States and Australia, Piedmont is required to comply with the resource estimation standards of both S-K 1300 and the JORC Code. Certain of Piedmont’s partners instead comply with the JORC Code or Canadian National Instrument 43-101, Standards of Disclosure for Mineral Projects (“NI 43-101”).  Each of these standards contain specific meanings for terms such as "mineral resource", "measured mineral resource", "indicated mineral resource" and "inferred mineral resource" “proven mineral reserves,” “probable mineral reserves” and for various types of technical studies. Although the principles for reporting mineral reserves and resources, including subcategories of measured, indicated and inferred resources, are broadly similar under each set of standards, we caution you that estimates prepared solely under the JORC Code or NI 43-101 are not fully comparable to similarly titled measures disclosed under S-K 1300 or the other reporting and disclosure requirements of the U.S. federal securities laws, rules and regulations.  Mineral Reserves and Resources of Piedmont  Mineral reserve and mineral resource information contained in this presentation for the Carolina Lithium Project was prepared by Piedmont in accordance with S-K 1300 and the JORC Code.  Mineral Reserves and Resources of Sayona Quebec  Mineral reserve and mineral resource information contained in this presentation for the Authier and North American Lithium Projects was prepared by Sayona in accordance with the JORC Code and NI 43-101. Such information was not prepared in accordance with S-K 1300.  Mineral Reserves and Resources of Atlantic Lithium  Mineral reserve and mineral resource information contained in this presentation for the Ewoyaa Project was prepared by Atlantic Lithium in accordance with the JORC Code. Such information was not prepared in accordance with S-K 1300.  In June 2023, Atlantic Lithium announced the successful completion of a technical study for Ewoyaa in accordance with the JORC Code, demonstrating the potential of Ewoyaa to produce low-cost spodumene concentrate using a dense medium only processing technique. In the Atlantic Lithium study, 6% of the mined tons reported in the production target was based on the inclusion of inferred resources. There is a low level of geological confidence associated with inferred mineral resources, and there is no certainty that further exploration work would result in a determination of measured or indicated mineral resources resulting from the inferred resources, that the inferred resources would be converted to mineral reserves or that the production target itself would be realized. Although Atlantic Lithium has characterized this technical study as a definitive feasibility study, due to the inclusion of the inferred resources, we consider the production target and its associated economics as a scoping study.

 Shares / CDIs Outstanding (100 CDIs = 1 Share)  19.21 mm  1,920.9 mm  Price (@ 2/23/24)  $12.34  A$0.20  Average Daily Trading Volume (90-day)  $13 mm  A$1 mm  Market Cap (@ 2/23/24)   $237 mm  A$384 mm  Cash (Est. @ 12/31/23)   $72 mm  A$105 mm  Net Proceeds from Sales of Equity Interests  $49 mm  A$72 mm  Why Piedmont?  Piedmont Lithium  4  Corporate Snapshot   RESEARCH COVERAGE  NAL is North America’s Largest Lithium Operation  NAL Permitted, Built and Operating with Ramp-up Near Completion  NAL Volume and Cost Improvements Expected in 2024  Strong Leverage to Lithium Prices  High ROIC Near-Term Project in Ghana  Strategic Projects in North Carolina and Tennessee  Balance Sheet Fortified with Recent Share Sales

LITHIUM MARKETS

PIEDMONT LITHIUM

Lithium prices have been volatile; futures markets in contango

2014	2015	2016	2017	2018	2019	2020	2021	2022	2023
Pd	Li	Coal	Pd	Pd	Pd	Ag	Li	Li	Au
Ni	Pb	Zn	Li	Natural Gas	Crude Oil	Cu	Coal	Ni	Cu
Li	Au	Natural Gas	Al	Au	Ni	Pd	Crude Oil	Natural Gas	Al
Zn	Coal	Crude Oil	Coal	Ag	Pt	Au	Natural Gas	Pt	Ag
Al	Ag	Pd	Cu	Pt	Au	Zn	Al	Crude Oil	Pt
Au	Al	Cu	Zn	Ni	Ag	Ni	Zn	Ag	Coal
Pt	Natural Gas	Ag	Ni	Al	Cu	Natural Gas	Ni	Pb	Crude Oil
Cu	Pt	Al	Pb	Cu	Al	Li	Cu	Au	Zn
Coal	Cu	Ni	Au	PB	Pb	Pt	Pb	Pd	Pd
Pb	Zn	Pb	Crude Oil	Coal	Zn	Al	Au	Cu	Pb
Ag	Pd	Au	Ag	Zn	Coal	Pb	Pt	Al	Natural Gas
Natural Gas	Crude Oil	Pt	Pt	Crude Oil	Natural Gas	Coal	Ag	Zn	Ni
Crude Oil	Ni	Li	Natural Gas	Li	Li	Crude Oil	Pd	Coal	Li

Source: Periodic Table of Commodities Returns, US Global Investors, January 5, 2024



Lithium Hydroxide and Lithium Carbonate Futures
$19,000
$18,000
$17,000
$16,000
$15,000
$14,000
102,000
100,000
98,000
96,000
94,000
92,000
Lithium Hydroxide
Lithium Carbonate
Mar-24
Apr-24
May-24
Jun-24
Jul-24
Aug-24
Sep-24
Oct-24
Nov-24
Dec-24
Jan-25
CME Hydroxide (US$/t)
GFEX Carbonate (RMB/t)

Lithium Hydroxide source: CME Group Lithium Hydroxide CIF CJK futures as of February 22, 2024
Lithium Carbonate source: Guangzhou Futures Exchange Lithium Carbonate futures as of February 22, 2024

5

 Market Outlook  6  Demand growth remains strong; low prices increase risk to future supply  February 2024  Exploring options to optimize production between Whabouchi and James Bay, which “likely delays first spodumene volumes by 6 to 9 months”  Reducing pace and amount of spend in Argentina, which “likely delays first expansion volumes by 6 to 9 months”  Mt. Cattlin volumes expected to be lower year-over-year in 2024 as “a result of a reduced mining and production plan in light of current low-price environment”  February 2024  “At Richburg, that’s not a canceled project, it’s been delayed. We hope to work out a solution, but it requires better pricing in order to execute.”  February 2024  “We’re not really in a hurry to turn (Wodgina Train 3) on. We’re just going to pack up and move, sit and have a look and see where the price goes...when the price is okay, we’ll bring that stream on.”  January 2024  “FY24 production guidance has been revised to between 1.3Mtpa to 1.4Mtpa (previously 1.4Mtpa - 1.5Mtpa) of SC6.0 spodumene concentrate.” - IGO  January 2024  “The Company has commenced a review of the planned expansion and associated ramp-up of Kathleen Valley to preserve capital and reduce the near-term funding requirements of the project.”  January 2024  “Core has decided to temporarily suspend mining operations in the Grants Open Pit.”   Source: Benchmark Minerals Intelligence Q4 2023 Lithium Forecast  Market Supply and Demand (Mt LCE)   Announced Supply Reduction and Project Delays  Source: Company announcements

 NAL Operations Continuing to Ramp  7  December saw record production, recovery and utilization  Global Recovery and Mill Utilization  Concentrate Production  Source: Sayona Mining December 2023 Quarterly Activities Report, filed with the ASX on January 30, 2024  Source: Sayona Mining December 2023 Quarterly Activities Report, filed with the ASX on January 30, 2024

 NAL - Optimization Efforts  8  Crushed ore storage  Targeting mill availability of >90%  Tailings storage expansion  C-150 ‘Pre-Crush’ jaw crusher  Metso Courier 8 online analyzer  Evaluating ore sorter upgrades  Controls infrastructure  Operational review of cost structure  Mining costs  Operational costs  Progressing final restart construction activities and implementing controls upgrades; reviewing cost structure  Q3’23 Update:  Q4’23 Update:  Tailings Storage Facility 1  Crushed Ore Dome  Q3’23 source: Sayona Mining September 2023 Quarterly Activities Report, filed with the ASX October 30, 2023  Q4’23 source: Sayona Mining December 2023 Quarterly Activities Report filed with the ASX January 30, 2024; Sayona Mining 2023 AGM presentation filed with the ASX November 30, 2023

STRONG CUSTOMER AGREEMENTS IN PLACE

PIEDMONT LITHIUM

Prioritizing deliveries under long-term contracts in 2024

PIEDMONT AS CUSTOMER

SAYONA QUÉBEC

113,000TPY SC – LOM[1]

- > 113,000tpy or 50% of production
- Market price subject to floor & ceiling
- Floor $500/t; ceiling $900/t SC6
- Life of mine
- Secondary feedstock for Tennessee
- Evaluating options for conversion in Quebec

PIEDMONT AS SUPPLIER

LG Chem

200,000T SC – 4 YEARS[2]

- Priced with reference to Fastmarkets SC6 market pricing
- To be supplied via SYQ offtake

TESLA

125,000T SC – 3 YEARS[3]

- Priced with reference to LiOH market pricing
- To be supplied via SYQ offtake

1. See Piedmont announcement "Piedmont Lithium and Sayona Mining Formalize Restart Plans for North American Lithium in Quebec" dated June 28, 2022
2. See Piedmont announcement "Piedmont Lithium and LG Chem Sign Equity Investment and Binding Offtake Agreements" dated February 16, 2023
3. See Piedmont announcement "Piedmont Lithium Amends Agreement with Tesla" dated January 3, 2023

9

 10  Leverage to lithium Prices  Illustrative gross profit calculated at various spodumene concentrate prices, assuming Piedmont purchases and sells 113,000 tons of spodumene concentrate and pays a market price subject to a floor and ceiling price of $900/t and $500/t SC6, respectively. Piedmont sales are conducted at the market price. Purchase and sale prices are adjusted for concentrate grade. Additional costs (i.e., freight) are not considered.   Illustrative gross profit from NAL offtake

 11  Ewoyaa Project is Advancing  Mining Lease granted in October 2023  Ewoyaa Project  Funding Strategy  Project timeline1  Management targeting 2024 permitting / approvals  Management targeting Final Investment Decision by 2025  Management targeting 2026 full commercial production  DFS published June 2023 - $185mm capex2  Piedmont to fund first $70mm of capex to finalize earn-in  Minerals Income Investment Fund $28mm investment for 6% Project stake  Remaining capex split based on project ownership (Piedmont 47% / Atlantic 47% / MIIF 6%)  Piedmont evaluating non-dilutive funding options  DFC loan may cover majority of project capex  Customer funding for early years of PLL offtake  See Piedmont Lithium SEC filing dated February 6, 2024, a copy of which can be found on our website.  See Atlantic Lithium AIM announcement dated June 29, 2023.

 12  Units  H1 2024  H2 2024  FY2024  FY2023  Capital expenditures1  $ million  $8 – $10  $2 – $4  $10 – $14  $57  Investments in and advances to affiliates1  $ million  $20 – $24  $12 – $14  $32 – $38  $43  Sayona Quebec JV shipment departing port  Piedmont Lithium shipment  2024 Outlook  12  Estimated 2024 figures based on year-to-date performance and management estimates for spend at Carolina Lithium, Tennessee Lithium, North American Lithium and Ewoyaa. Current 2024 outlook is subject to further changes in market conditions.  Investment spending in 2024 is largely front-end loaded

 Corporate  $72mm cash at 12/31/23  $49mm in net proceeds from sales of Sayona Mining and Atlantic Lithium shares  Quebec  Potential joint venture credit facility  Royalty on joint venture or Piedmont offtake tonnage  Prepaid offtake for joint venture  Ghana  $28mm MIIF investment to fund pre- and post-FID expenses  $185mm project capex ($124mm Piedmont; $54mm Atlantic; $7mm MIIF)  Potential Development Finance Corporation project financing  Considering prepaid offtake for Piedmont tonnage  U.S. Projects  Strategic partnering – may include JVs, offtake prepayments, or equity investments  Government programs – potential for Department of Energy ATVM Loan  13  Evaluating funding options with a view to minimizing dilution to Piedmont shareholders  Funding Our Growth

 14  Piedmont offers scale, diversification, downstream integration, and current production  Peer Benchmarking  Enterprise Values consist of market capitalization, total debt, minority interests, preferred stock, and convertible preferred stock less cash and short-term investments. Data sourced from Factset as of February 23, 2024.  Figures are based on disclosed resource updates and average life of mine production estimates. Production estimates may include the use of inferred resources. Proportional rights and offtake agreements are reflected. Note that projects for which technical studies have not been completed are excluded. See Peer Project Notes on slide 23 for further disclosure.

 Piedmont lithium  15

 2023 accomplishments  Quebec  Updated Ore Reserves at NAL of 21.7Mt @ 1.08% Li2O  Positive DFS for restart of NAL mine/concentrator  First SC production and shipments at NAL  Ghana  Ore Reserves estimated at 18.9Mt @ 1.24% Li2O  Ewoyaa Definitive Feasibility Study published  Mining Lease granted October 2023  Carolina Lithium  ADI 2 and partial ADI 3 responses submitted  Community outreach with key Gaston County stakeholders  Completion of funding of committed land purchases  Tennessee Lithium  Definitive Feasibility Study completed April 2023  Receipt of material permits required for construction  Corporate  $75mm private placement with LG Chem in Q1 2023  Expanded engineering and corporate teams  Inaugural Power for Life foundation scholarships awarded  16  2024 Milestones  Positioning Piedmont for further success  2024 Milestones  Quebec  Completion of capex associated with optimization work  Transition PLL offtake from spot shipments to LT customer deliveries  Secure JV-level funding to reduce JV capital calls  Ghana  Ratification of Mining Lease, ESIA approval  Completion of $28mm MIIF project-level investment  Advance DFC and offtake funding to lessen PLL capital contribution  U.S. Projects  Secure mine permit and air permit for Carolina Lithium  Confirm timing cadence of the two projects  Project finance / ATVM loan application  Downstream partnering and lithium hydroxide offtake  Corporate  Raise non-dilutive capital to fortify balance sheet  Manage operating and capital costs through bottom of cycle  Evaluate consolidation opportunities

 17  Production  + Expansion  + Integration  + Diversification  Piedmont development pipeline  Building an Integrated Business  High ROIC, near-term production in Ghana  Strategically positioned U.S. assets  Aligning near-term upstream production with long-term value creation  113,000tpy SC  +  170,000tpy SC  +  242,000tpy SC  =  525,000tpy SC  30,000tpy LiOH  +  30,000tpy LiOH  =  60,000tpy LiOH  Source: See Peer Project Notes for forecasted production amounts. Note that Ewoyaa production includes the use of inferred resources which have a low level of geologic confidence and there is no certainty that the inferred resources would be converted to mineral reserves or that the production target will be realized. See disclaimer on slide 3.

 CAROLINA Lithium (100% Ownership8)  Location matters!  18  Piedmont owns a 25% interest in Sayona Quebec and a 13.9% stake in Sayona Mining, resulting in an effective economic interest of ~35%.  Refer to Sayona Mining ASX announcement dated March 1, 2022 for JORC Code Compliant MRE.  Refer to Sayona Mining ASX announcement dated May 23, 2022 for results of NAL Pre-Feasibility Study.  Piedmont can earn a 50% interest in Atlantic Lithium’s Ghanaian lithium portfolio and owns 9.4% of Atlantic Lithium.  Refer to Atlantic Lithium  AIM announcement dated March 24, 2022 for JORC Code Compliant MRE.  Refer to Atlantic Lithium AIM announcement dated September 22, 2022 for results of Pre-Feasibility Study.  Refer to Piedmont Lithium press release dated September 1, 2022 for site selection and March 9, 2022 for Preliminary Economic Assessment.   Refer to the result of Piedmont Lithium Bankable Feasibility Study announcement dated December 14, 2021. Economics for Carolina Lithium are indicative Company estimates disclosed in the PEA dated March 9, 2022 and are not independently verified by the BFS Qualified Persons.  Ghana (EARN-IN of 50% PROJECT INTEREST4)  United states  US domicile improves access to US capital markets  Russell 2000 inclusion / over 20% of PLL shares held by Index Funds  Well-positioned to benefit from the IRA and other US government programs  Southeastern United States has become integral part of the “Battery Belt”  Quebec  Based near Val-d’Or, a major mining service center  No requirement for fly-in/fly-out labor  Reliable, clean and sustainable hydropower  Proximity to rail network to access St. Lawrence Seaway and US markets  Ghana  Project site is 1km from a paved road and 110km from port at Takoradi  Hydro and solar power proximate to site  Strong national employment, training programs, and community engagement  Significant mining industry - mining generates more than one-third of export revenues1   Carolina  Located on the Carolina Tin-Spodumene Belt in Gaston County, NC  Single integrated site  Outstanding transport and power infrastructure  Proximity to lithium and byproduct markets  Tennessee  Near planned and existing cathode, battery, and automotive plants  Development-ready site located near rail, highways and waterways   Strong local workforce, business climate and government support  According to the U.S. Department of Commerce’s Ghana Country Commercial Guide dated November 26, 2023.

QUEBEC

Largest North American source of hard rock production

HIGHLIGHTS

- Piedmont Interest
  - 25% of Sayona Quebec
  - Offtake – 113,000tpy SC6 with ceiling price of $900/t[1]
- Among Canada's largest and best-located lithium projects
- Good road and rail access
- Skilled local labor and contractors
- Low-cost renewable hydroelectricity

UPCOMING MILESTONES

- Completion of optimization work
- Resource upgrade from 2023 drill campaign
- DFS for on-site carbonate refinery


North American Lithium Spodumene Concentrator

FACT SHEET

Location	Québec
Business	Spodumene Concentrate
SYA Fiscal '24 Guidance[2]	Production: 140,000 - 160,000 Sales: 160,000 - 180,000
PLL Offtake[1]	Greater of 50% of production or 113,000tpy
Offtake Price	Price Floor: $500/t Price Ceiling: $900/t

1. *Refer to Piedmont's announcement dated June 28, 2022 for a summary of offtake agreement terms, a copy of which can be found in our SEC filings.*
2. *See Sayona Mining September 2023 Quarterly Activities Report dated October 30, 2023.*

19

GHANA

Advancing the Ewoyaa project

HIGHLIGHTS

- Piedmont Interest[1]
  - 5% ALL shares
  - Earning 50% of Ghanaian lithium portfolio[2]
  - Offtake – 50% of life of mine production at market
- Mining-friendly jurisdiction
- ~70 miles from major port along national highway
- Coarse-grained spodumene implies low capex DMS flowsheet
- Adjacent hydroelectric powerlines

UPCOMING MILESTONES

- Management targeting 2024 Mining Lease ratification and permitting
- Completion of MIIF investment
- Funding alternatives for Piedmont's share of capex


Proposed Ewoyaa Project Processing Plant and Infrastructure

FACT SHEET[3]

Location	Ghana
Business	Spodumene Concentrate
Production	365,000tpy SC
PLL Offtake	50% of annual production
Capex	\$185mm
Opex	\$377/t
After-tax $NPV_{8\%}$	\$1.3bb
After-tax IRR	94%

1. *Piedmont owns ~32.7mm shares of Atlantic Lithium (AIM: ALL) and has an earn-in agreement for 50% of the Ewoyaa project.*
2. *50% project interest prior to Ghanaian government and potential MIIF interest, which may be negotiated.*
3. *Production and economics are based on a Definitive Feasibility Study, which includes the use of inferred resources. See Atlantic Lithium AIM announcement "Ewoyaa Definitive Feasibility Study" dated June 29, 2023. Economics do not account for Ghanaian government's free carry.*

20

CAROLINA LITHIUM

Planned fully-integrated 30,000 tpy LiOH operation 100% owned by Piedmont Lithium

PIEDMONT LITHIUM

HIGHLIGHTS

- Located in Gaston County, NC, the cradle of the lithium business
- Strong infrastructure
- Single integrated site
- Skilled local labor
- Proximity to lithium and byproduct markets
- Projected to be a low-cost producer

UPCOMING MILESTONES

- Mine permit
- Air permit
- Land rezoning



Lincolnton
Carolina Lithium
Proposed Integrated Lithium Project
Cherryville
Shelby
Bessemer City
Gastonia
Belmont
Arcadium, Bessemer City
Lithium Processing Facility
Albemarle, Kings Mountain
Lithium Processing Facility
North Carolina
South Carolina

FACT SHEET[1]

Location	North Carolina, USA
Project Stage	Feasibility Study
Product	Lithium Hydroxide
Resources	44.2Mt @ 1.08% Li_2O
Production	30,000tpy LiOH
Feedstock	242,000tpy SC6
Capex	$988 million
Opex	$4,377/t LiOH
EBITDA	$459mm first 10 years
After-tax $NPV_{8\%}$	$2.0 billion
After-tax IRR	27%
Payback	3.5 years

1. *Refer to results of PLL Bankable Feasibility Study announcement dated December 14, 2021, a copy of which can be found on our Company website or in our SEC filings. Estimates prepared pursuant to SEC S-K 1300 and the JORC Code.*

21

TENNESSEE LITHIUM

100% owned by Piedmont Lithium

PIEDMONT LITHIUM

HIGHLIGHTS

- 30,000tpy proposed LiOH production
- Spodumene feed expected from market sources, including offtake agreement with Atlantic Lithium
- Excellent rail, river, and road transport
- Key permits received

UPCOMING MILESTONES

- Project finance / ATVM loan application
- Strategic partnering
- Lithium hydroxide offtake



Tennessee Lithium Proposed Site Plan

FACT SHEET[1]

Location	Etowah, McMinn County, TN
Product	Lithium Hydroxide
Production	30,000tpy LiOH
Feedstock	196,000tpy SC6
Capex	$809mm
Opex	$13,673/t LiOH
EBITDA	$376mm
After-tax $NPV_{8\%}$	$2.5bb
After-tax IRR	32%
Payback	2.8 years

1. *Refer to announcement "Piedmont Lithium Completes Definitive Feasibility Study of Tennessee Lithium Project" dated April 20, 2023, a copy of which can be found on our Company website or in our SEC filings.*

22

PEER PROJECT NOTES

PIEDMONT LITHIUM

Company	Project	Ownership	Ore Reserves[1]		Spodumene Concentrate Production[1]		Lithium Chemical Production[1]		Source
			Proven (LCE kt)	Probable (LCE kt)	Tonnes (kt)	Grade (% Li2O)	Tonnes (kt)	Product	
Piedmont Lithium	Carolina Lithium	100%	-	497	242	6.0%	30	Hydroxide	Piedmont Lithium SEC filing dated December 14, 2021; Carolina Lithium Bankable Feasibility Study
Piedmont Lithium	Tennessee Lithium	100%	-	-	-	-	30	Hydroxide	Piedmont Lithium SEC filing dated April 20, 2023; Tennessee Lithium Definitive Feasibility Study
Piedmont Lithium	Ewoyaa	50%	-	772	340	5.8%	-	-	Atlantic Lithium AIM announcement dated June 29, 2023; Ewoyaa Definitive Feasibility Study
Piedmont Lithium	Abitibi Hub	25%	164	684	190	5.4%	-	-	Sayona Mining ASX announcement dated April 14, 2023; NAL Definitive Feasibility Study
Sayona Mining	Abitibi Hub	75%	164	684	190	5.4%	-	-	Sayona Mining ASX announcement dated April 14, 2023; NAL Definitive Feasibility Study
Sayona Mining	Moblan	60%	-	1,162	300	6.0%	-	-	Sayona Mining ASX announcement dated February 19, 2024; Moblan Definitive Feasibility Study
Core Lithium	Finniss	100%	187	167	173	5.8%	-	-	Core Lithium ASX announcement dated September 29, 2023; Core Lithium Annual Report Core Lithium ASX announcement dated July 26, 2021; Stage 1 Definitive Feasibility Study
Critical Elements	Rose	100%	-	566	193	5.7%	-	-	Critical Elements SEDAR filing dated October 11, 2023; NI-43-101 technical report for the Rose Lithium-Tantalum Project Feasibility Study
Patriot Battery Metals	Corvette	100%	-	-	800	6.0%	-	-	Patriot Battery Metals SEDAR filing dated September 8, 2023; Mineral Resource Estimate for the CV5 Pegmatite
Sigma Lithium	Phase 1	100%	318	133	270	5.5%	-	-	Sigma Lithium SEDAR filing dated January 16, 2023; Grota do Cirilo Lithium Project Updated Technical Report
Sigma Lithium	Phase 2 & 3	100%	660	830	496	5.5%	-	-	Sigma Lithium SEDAR filing dated January 16, 2023; Grota do Cirilo Lithium Project Updated Technical Report

23

1. *Ore Reserves and production figures are reported on a 100% basis and are not adjusted for pro-rata ownership or offtake agreements.*

February 2024  Corporate presentation  Corporate Office | 42 E. Catawba Street | Belmont | NC 28012 | USA  Australia Office | 28 The Esplanade | 9th Floor | Perth | WA 6000 | Australia  www.piedmontlithium.com  24